UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     May 12, 2003 (May 12, 2003)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including area code        (615) 665-6000

______________________________

Item 7.	Financial Statements and Exhibits.

	(c)	Exhibits.

		99.1	Press Release of Vanguard Health Systems, Inc. dated May 12, 2003 announcing third quarter operating results.

		99.2	Supplementary Financial Disclosures relating to Regulation G.

Item 9.

Regulation FD Disclosure (and also furnished under Item 12.  Results of Operations and Financial Condition).

            In addition to being furnished pursuant to Item 9 of Form 8-K, the information contained in this Form 8-K is also being furnished pursuant to Item 12 under Item 9 of Form 8-K, as directed by the United States Securities and Exchange Commission in its Release No. 34-47583.

            On May 12, 2003, Vanguard Health Systems, Inc. (the “Company”) issued a press release announcing its operating results for the third quarter ended March 31, 2003.  For information regarding the operating results, the Company hereby incorporates by reference herein the information set forth in its Press Release dated May 12, 2003, a copy of which is attached hereto as Exhibit 99.1 (the “Earnings Release”).

            The Earnings Release contains a non-GAAP financial measure, EBITDA.  The Company defines EBITDA as income before interest expense (net of interest income), income taxes, depreciation, amoritization, minority interests, gain or loss on sale of assets, equity method income or loss and debt extinguishment costs.  For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.  In this regard, GAAP refers to generally accepted accounting principles in the United States.  Pursuant to the requirements of Regulation G, the Company has provided a reconciliation in the attachments to the Earnings Release of EBITDA to the most directly comparable GAAP financial measure to EBITDA, income before income taxes.

            Further, as additional supplementary financial disclosures related to Regulation G, the Company is hereby providing EBITDA and certain other

EBITDA-related non-GAAP financial measures (the “Special Non-GAAP Financial Measures”) for certain completed accounting periods, as well as presenting their, respective, most directly comparable GAAP financial measures and the required reconciliations (the “Supplementary Financial Disclosures”).  The Supplementary Financial Disclosures are attached hereto as Exhibit 99.2 and the provisions of such Exhibit 99.2 are incorporated by reference herein.

            Management believes that EBITDA (as well as the other EBITDA-related Special Non-GAAP Financial Measures) provide useful information about the Company’s financial performance to investors, lenders, financial analysts and rating agencies since these groups have historically used EBITDA in the health care industry, along with other measures, to estimate the value of a company and to evaluate hospital performance, a company’s leverage capacity and ability to meet its debt service.  EBITDA eliminates the uneven effect of non-cash depreciation of tangible assets and amortization of intangible assets, much of which results from acquisitions accounted for under the purchase method of accounting.  EBITDA also eliminates the effects of changes in interest rates which management believes relate to general trends in global capital markets, but are not necessarily indicative of a company’s operating performance.  EBITDA  (as well as the other EBITDA-related Special Non-GAAP Financial Measures) are also used by the Company’s management to determine compliance with covenants set forth in the Company’s principal bank credit facility, to determine the interest rate applicable to revolving loans under the Company’s principal bank credit facility, to measure performance for incentive compensation purposes and as an analytical indicator for purposes of allocating resources to its operating businesses and assessing their performance.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   May 12, 2003                                                VANGUARD HEALTH SYSTEMS, INC.
                                                                                                            (Registrant)

                                                                                    BY: /s/ Ronald P. Soltman
                                                                                           Ronald P. Soltman
                                                                                           Executive Vice President

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.	Subject Matter

99.1	Press Release of Vanguard Health Systems, Inc. dated May 12, 2003 announcing third quarter operating results.

99.2	Supplementary Financial Disclosures relating to Regulation G.